Class A Shares (RCIAX)

Class C Shares (RCICX)

Class I Shares (RCIIX)

Class L Shares (RCILX)

Class W Shares (RCIWX)

July 3, 2024

Supplement to the Class A, Class C, Class I, Class L and Class W Prospectuses

(the “Prospectuses”) each dated January 26, 2024

Effective immediately, the “Purchasing Shares” section in each Prospectus is replaced with the following:

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by GIDS, the Fund’s transfer agent. The returned check and stop payment fee is currently $25. The Fund has authorized one or more brokers to receive on its behalf purchase and repurchase orders, and such brokers are authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund’s behalf (collectively, “Financial Intermediaries”). The Fund will be deemed to have received a purchase or repurchase order when a Financial Intermediary receives the order. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

This Supplement and each Prospectus dated January 26, 2024, provide relevant information for all shareholders, and should be retained for future reference. The Prospectuses have been filed with the Securities and Exchange Commission, is incorporated by reference and can be obtained without charge by calling the Fund at 1-833-404-4103.